THE ADVISORS' INNER CIRCLE FUND

                              HGK EQUITY VALUE FUND

                         SUPPLEMENT DATED MARCH 23, 2004
                      TO THE PROSPECTUS DATED MARCH 1, 2004


This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

Beneath the heading "SALES CHARGES" beginning on page 9 the sub-section "WAIVER OF FRONT-END SALES CHARGE" on page 10 has been deleted and replaced with the following:

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:
o through reinvestment of dividends and distributions;
o by employees, and members of their immediate family, of HGK and its affiliates and vendors;
o by employees and retirees of the Administrator or Distributor;
o by Trustees and officers of the Trust;
o by all Taft-Hartley labor unions and their members and their immediate family members, employees and Taft-Hartley plan trustees, and their retirement funds and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or
o by existing clients of HGK.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE







HGK-SK-002-0100